Exhibit 31


                  CERTIFICATION BY PRINCIPAL EXECUTIVE OFFICERS
                  ---------------------------------------------

     I, Alan Irwin, Chief Executive Officer, I, Lorna Irwin, Chief Financial Officer of Crown International Inc., a Florida corporation (the "Registrant"), certify that:

     1. We have reviewed this quarterly report on Form 10-QSB for the fiscal quarter ended December 31, 2004, of the small business issuer (the "Report").

     2. Based on our knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Report.

     3. Based on our knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in the Report.

     4. We are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the small business issuer and we have:
a) designed such disclosure controls and procedures to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the Report is being prepared.
b) evaluated the effectiveness of the small business issuer's disclosure controls and procedures as of a date within 90 days prior to the filing date of the Report (the "Evaluation Date"); and
c) presented in the Report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. We have disclosed, based on our most recent evaluation, to the small business issuer's auditors and the Audit Committee of the small business issuer's Board of Directors:
a) all significant deficiencies in the design or operation of internal controls which could adversely affect the small business issuer's ability to record, process, summarize and report financial data and have identified for the small business issuer's auditors any material weaknesses in internal controls; and
b) any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control.

     We have indicated in the Report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


DATED: February 22, 2005


         By:  /s/  Alan Irwin                        By:  /s/  Lorna Irwin
         ---------------------------                 ---------------------------
         Chief Executive Officer                     Chief Financial Officer


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